UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

DIVERSIFIED HEALTHCARE TRUST
(Name of Registrant as Specified In Its Charter)

FLAT FOOTED, LLC MARC ANDERSEN
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Flat Footed LLC, a Delaware limited liability company (“Flat Footed”), together with the other participant named herein, has filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes in connection with its opposition to proposals to be presented at the special meeting of shareholders (the “Special Meeting”) of Diversified Healthcare Trust, a Maryland corporation (the “Company”).

Item 1: On June 29, 2023, Flat Footed issued the following press release and open letter to shareholders of the Company:

Flat Footed LLC Files Definitive Proxy Statement and Sends Letter to Diversified Healthcare Trust Shareholders

Urges Shareholders to Vote AGAINST the Merger with OPI to Position DHC for Long-Term Growth and Value Creation

Visit www.SaveDHC.com to Obtain Information on How to Vote the GOLD Proxy Card at the August 9th Special Meeting

WILSON, Wyo.--(BUSINESS WIRE)--Flat Footed LLC (together with its affiliates, “FFL” or “we”), a top shareholder of Diversified Healthcare Trust (Nasdaq: DHC) (“DHC” or the “Company”) and the owner of approximately 9.8% of the outstanding common shares of the Company, today announced that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission and sent a letter to shareholders in connection with its opposition to the Company’s proposed merger with Office Properties Income Trust (Nasdaq: OPI) (“OPI”).

FFL is urging shareholders to vote AGAINST DHC’s value-destructive merger with OPI on the GOLD Proxy Card at the upcoming special meeting of shareholders (the “Special Meeting”) scheduled for August 9, 2023. The definitive proxy statement is available on the SEC’s website here.

Visit www.SaveDHC.com to obtain information on how to vote AGAINST DHC’s proposed merger with OPI on the GOLD Proxy Card or GOLD voting instruction form and sign up for important updates on FFL’s campaign to Save DHC.

***

FFL Urges DHC Shareholders to Vote AGAINST ALL of the Company’s Proposals on the GOLD Proxy Card at the Company’s August 9th Special Meeting.

Voting AGAINST DHC’s Proposed Merger with OPI and the Company’s Adjournment Proposal Can Protect the Value of Your Investment.

Visit www.SaveDHC.com to Sign Up for Important Updates and Obtain Information on How to Vote the GOLD Proxy Card.

***

About Flat Footed

Flat Footed LLC is a special situation, value-oriented investment management firm focused on leveraged, asset-heavy companies with complex capital structures. The Flat Footed LLC team has cumulatively managed $2.8 billion since founding their first fund together in 1999. For more information, visit www.flatfootedllc.com.

Contacts

For Investors:

Flat Footed LLC

ir@flatfootedllc.com

Okapi Partners LLC

Mark Harnett

(212) 297-0720

mharnett@okapipartners.com

For Media:

Longacre Square Partners

Greg Marose / Charlotte Kiaie, 646-386-0091

FFL@longacresquare.com

Item 2: On June 29, 2023, Flat Footed launched a website to communicate with the Company’s shareholders regarding the Special Meeting. The website address is www.SaveDHC.com. The following materials were posted by Flat Footed to www.SaveDHC.com, certain of which were previously filed with the SEC:

SAVE DHC

About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

Save Diversified Healthcare Trust

The proposed merger with OPI undervalues DHC while enriching both REITs' external manager, RMR Group, at shareholders' expense.

Read FFL's Letter to DHC Shareholders

Flat Footed LLC is a significant investor across DHC's capital structure, making us fully aligned with the long-term success of the Company.

We have identified superior alternatives to address DHC's near-term debt maturities and maximize value for all stakeholders.

We urge our fellow shareholders to vote AGAINST the proposed merger on the GOLD Proxy Card at the Special Meeting on August 9th.

Reasons to Vote AGAINST the Proposed Merger

LEARN MORE

Learn How to Vote the GOLD Proxy Card

HOW TO VOTE

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

Enter your name

Enter your email

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

Input anonymous information here

SUBMIT

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

PRIVACY POLICY

SAVE DHC

About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

Resources

Flat Footed LLC Files Definitive Proxy Statement and Sends Letter to Diversified Healthcare Trust Shareholders
JUNE 29, 2023
Business Wire

Flat Footed LLC Shareholder Letter
JUNE 29, 2023

Flat Footed LLC Definitive Proxy Statement
JUNE 28, 2023
SEC Filing

Flat Footed LLC Preliminary Proxy Statement
JUNE 15, 2023
SEC Filing

Flat Footed LLC Questions the Appropriateness and Timing of Insider Adam D. Portnoy's Recent Purchases of DHC Stock
JUNE 14, 2023
Business Wire

Flat Footed LLC Files Preliminary Proxy Statement Opposing Diversified Healthcare Trust's Proposed Merger with Office Properties Income Trust
JUNE 8, 2023
Business Wire

Flat Footed LLC Calls on Diversified Healthcare Trust to Finally Address Merger-Related Questions at its Annual Meeting of Shareholders
JUNE 5, 2023
Business Wire

Flat Footed LLC Sends Letter to Diversified Healthcare Trust's Board of Trustees Regarding Its Opposition to the Merger with Office Properties Income Trust
MAY 23, 2023
Business Wire

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

Enter your name

Enter your email

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

Input anonymous information here

SUBMIT

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

PRIVACY POLICY

SAVE DHC

About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

How To Vote For The Gold Proxy Card

Your Vote Is Important

In-person:
You may attend the Special Meeting and cast your vote there.

Via Internet or Telephone:
Depending upon your broker or custodian, you may be able to vote either by the Internet or by toll-free telephone.

By Mail:
Mark, sign, date, and return the enclosed **GOLD** proxy card in the accompanying prepaid reply envelope.

You may attend the August 9, 2023 Special Meeting and cast your vote there.

If you are a beneficial owner of Diversified Healthcare Trust stock as of the June 16, 2023 Record Date, please refer to the instructions provided by your bank, brokerage firm, or other nominee to see which of the above choices are available to you. Your bank, brokerage firm, or other nominee may provide for Internet and telephone voting. Please consult with your bank, brokerage firm, or other nominee to determine if these options are available. Please note that if you are a beneficial owner and wish to vote in person at the August 9, 2023 Special Meeting, you must have a legal proxy from your bank, brokerage firm, or other nominee.

If you have any questions, require assistance in voting your **GOLD** proxy card, please contact Okapi Partners at the phone numbers or email addresses listed below:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Shareholders may call toll-free:
(877) 869-0171

Banks and brokers call:
(212) 297-0720

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

SUBMIT

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

Effective Date: June 29, 2023

Our Commitment to Privacy

The sponsor of this website, www.SaveDHC.com (the "Site"), is Flat Footed LLC ("Flat Footed" or the "Sponsor"). We respect and value your privacy. This Privacy Policy is designed to assist you in understanding what information is collected from or about you through this Site and how we use and safeguard that information, as well as to assist you in making informed decisions when using the Site.

The core of our Privacy Policy is this:

We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions.

WHAT INFORMATION DO WE COLLECT?

Our Site does not ask you to provide any personally identifiable information. Instead, the Site only collects "clickstream data" that provides information about the type of device and browser you are using, and the website from which you linked to our Site. We may collect this data via "cookies" or other, similar technologies. For more information about cookies, visit http://www.allaboutcookies.org/.

We may use this data in an aggregate, non-personally identifiable way to help us analyze and answer questions like how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site.

DO WE DISCLOSE INFORMATION TO OUTSIDE PARTIES?

We may provide aggregate information to our affiliates or reputable third parties for the purposes described herein.

WHAT ABOUT LEGALLY COMPELLED DISCLOSURE OF INFORMATION?

We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

WHAT ABOUT OTHER WEBSITES LINKED TO OUR SITE?

We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site. Please remember that your browsing and interaction on any other website, including websites that have a link on our Site, is subject to that website's own rules and policies. Please review those rules and policies.

CHANGES TO THIS POLICY.

We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

CONTACTING US.

If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact FFL@longacresquare.com.

TERMS OF USE

Persons who access the information made available by Flat Footed LLC (collectively with its affiliates, "Flat Footed" or "we" or "us") via this website (the "website") agree to the following:

While the material on this website is often about investments, none of it is offered as investment advice. For members of the public, this means that neither the receipt nor the distribution of information through this website constitutes the formation of an investment advisory relationship, or any similar client relationship. The materials on this website are for informational purposes only and may not be relied on by any person for any purpose and are not, and should not be construed as investment, financial, legal, tax or other advice, recommendation or research.

This website is not an offer to sell or the solicitation of an offer to buy interests in any fund or investment vehicle (a "fund") managed by Flat Footed. An offering of interests in a fund will be made only by means of a confidential private offering memorandum and only to qualified investors in jurisdictions where permitted by law. An investment in a fund is speculative and involves a high degree of risk. Any fund has substantial limitations on investors' ability to redeem or transfer their interests in a fund, and no secondary market for a fund's interests exists or is expected to develop. All of these risks, and other important risks, would be described in detail in a fund's confidential private offering memorandum. Prospective investors are strongly urged to carefully review the applicable confidential private offering memorandum and consult with their own financial, legal, and tax advisors before investing in a fund.

This website may contain forward-looking statements on our current expectations and projections about future events. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "thinks," "seeks," "targets," "forecasts," "could" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe Flat Footed's objectives, plans or goals are forward-looking. Any forward-looking statements are based on Flat Footed's current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

No representation or warranty is given in respect of the correctness of the information contained herein as at any future date. Certain information included in this communication is based on information obtained from third-party sources considered to be reliable. Any projections or analysis provided to assist the recipient of this communication in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any projections or analysis should not be viewed as factual and should not be relied upon as an accurate prediction of future results. In addition, this website may contain performance and other data. Past performance is not indicative of future performance.

This website contains hyperlinks to websites operated by Flat Footed and other parties. Flat Footed does not control the content or accuracy of information on third-party websites and does not otherwise endorse the material placed on such sites.

All information and content on this website is furnished "AS IS," without warranty of any kind, express or implied. Flat Footed will not assume any liability for any loss or damage of any kind arising, whether direct or indirect, caused by the use of any part of the information provided. Flat Footed and its licensors do not warrant that the content is accurate, reliable or correct; that the website will be available at any particular time or location; that any defects or errors will be corrected; that unauthorized access to or misappropriation of the content will not occur; or that the content is free of viruses or other harmful components. Your use of the website is solely at your risk.

The entire website is subject to copyright with all rights reserved. No permission is granted to copy, distribute, modify, post or frame any text, graphics, video, audio, software code, or user interface design or logos. The information contained herein shall not be published, rewritten for broadcast or publication or redistributed in any medium without prior written permission from Flat Footed.

PRIVACY POLICY